UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2003

Mercury Interactive Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Borregas Avenue, Sunnyvale, California 94089
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 822-5200

Not Applicable
(Former name or former address, if changed since last report)

Items 5. Other Events

On May 12, 2003, Mercury Interactive Corporation issued a press release announcing the acquisition of Performant, Inc. A copy of the press release is furnished as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release of Mercury Interactive Corporation dated May 12, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2003	MERCURY INTERACTIVE CORPORATION

By:	/s/ Susan J. Skaer
Name: Susan J. Skaer Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mercury Interactive Corporation issued on May 12, 2003 announcing the acquisition of Performant, Inc..